Exhibit 99.1

1 THE RESIDENTIAL RENTAL OPPORTUNITY NAREIT Conference June 2025 Sponsored By Listed On

2 The information in this presentation has been prepared solely for informational purposes by Bluerock Homes Trust, Inc . (“BHM”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BHM and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BHM and the data set forth in this presentation and other information provided by or on behalf of BHM . In addition, certain of the information contained herein may be derived from information provided by industry sources . BHM believes that such information is accurate and that the sources from which it has been obtained are reliable . BHM cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BHM’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BHM’s control . Although BHM believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BHM’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors . Such factors include, but are not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BHM’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 20 , 2025 , and other discussions of risk factors contained in BHM’s periodic filings . BHM claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BHM undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law . Forward - Looking Statements

3 Bluerock Homes Trust (NYSE American: BHM) 1 BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media ar ticle reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range pro vid ed by Kroll (Duff & Phelps), independent financial advisor to the Company’s board of directors, in connection with the spinout. Past performance is not a guarantee of future results. Building an Infill Portfolio of Build - To - Rent (BTR) & Multifamily Assets Through Acquisitions & Development Created through a spinout from Bluerock Residential Growth REIT (BRG), a multifamily focused REIT led by the same management team BRG was sold to affiliates of Blackstone in 2022, generating a 145% premium 1 Preferred Equity/ Mezzanine Operating Homes Combination of equity & debt investments to achieve attractive NOI growth and higher yielding investments Affiliation with leading institutional alternative asset manager provides access to accretive growth capital Favorable supply/demand dynamic provides tailwind to execute on strategy 5,000+ Residential Portfolio in knowledge economy growth markets units $1B of High - Quality SFR, BTR, and Multifamily assets asset base

4

Experienced Management Team With an Industry Leading Track Record

- ✓ **Well-Aligned Management with 29 Years Average Experience and ~66% Equity Ownership[1]**
- ✓ **Executed Sale of Bluerock Residential Growth REIT ("BRG") to Blackstone, Which Represented Largest M&A Premium in REIT M&A History[2]**



Ramin Kamfar
Chairman of the Board

37 | 23



Ryan MacDonald
Chief Investment Officer

19 | 17



Jordan Ruddy
President

37 | 23



Mike DiFranco
Executive Vice President
Of Property Operations

27 | 6



Chris Vohs
Chief Financial Officer

26 | 15

● Years in the Industry ■ Years at Bluerock

Source: Company filings.
[1] A significant portion of this equity ownership is held in trusts associated with the Company's senior management. Ownership percentages calculated as shares and units held divided by diluted shares and units outstanding as of 3.31.2025.
[2] BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media article reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range provided by Kroll (Duff & Phelps), independent financial advisor to the Company's board of directors, in connection with the spinout. **Past performance is not a guarantee of future results.**

BHM BLUEROCK Homes Trust™

5

Sponsor With Industry Leading Residential Investing Track Record

Bluerock Residential Track Record Overview

25% IRR / 2x MOIC
on 127 monetized investments

44,000
Investment Units

$8.4B
Realized GAV

$350M
Credit Investments

Zero
Realized Credit Losses

History with BRG of Delivering Strong Shareholder Returns

- ✓ **#1 Total Shareholder Return Among 15 Multifamily REITs** for 1, 2, 3 & 4-year periods[1]
- ✓ **#1 Total Shareholder Return Among All 170 REITs** for 1, 2, 3 & 4-year periods[1]
- ✓ **Highest Ever Sale Premium Achieved** in a Public REIT M&A Transaction – 145% premium in cash and value of shares of BHM spinout[2]

SOLD

BRG BLUEROCK Residential

Bluerock Residential Growth REIT has been acquired by Blackstone in a $3.6 Billion Transaction

Blackstone

The following acted as financial advisors to Bluerock Residential

EASTDIL SECURED | Morgan Stanley

BANK OF AMERICA

[1] Source: KeyBanc, September 2022.
[2] BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media article reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range provided by Kroll (Duff & Phelps), independent financial advisor to the Company's board of directors, in connection with the spinout. **Past performance is not a guarantee of future results.**

BHM BLUEROCK Homes Trust™

6 Targeted Strategy to Build Desirable Residential Portfolio Leveraging Bluerock’s Differentiated Platform There is no guarantee that we will achieve these investment objectives, generate profits or avoid losses. An investment in BH M i nvolves substantial risk. 1 Defined as markets with positive demographic trends (i.e. population growth, decreasing unemployment rates, personal income g ro wth and/or favorable tax climates), which should help create superior long - term risk - adjusted returns. Invest in First Ring Suburban / Infill Locations Focus on Knowledge Economy Growth Markets 1 Target Newer - Built BTR & Multifamily Assets Through Acquisitions & Development Invest in Equity & Debt Tranches of the Capital Structure Team with Significant Residential & Public Company and Capital Markets Experience Unique Ability to Self - Source Capital Accretively

7 BHM is Well Positioned to Create Shareholder Value 1 Based on fully diluted share count of 13.03M and $135M unrestricted cash balance as of 3.31.25; BHM share price of $10.32 as of 5.29.25 market closing. 2 Based on the principal value plus accrued return of BHM’s credit investments as of 3.31.25. 3 Per Green Street, the CPPI multifamily cycle low was in November / December 2023 4 Based on total project capitalization for those investments made by BHM from 11.15.23 through 3.31.25. 5 Total assets = gross assets net of cash: add D&A and remove cash. 6 The BHM Series A dividend has a stated rate of 6.0%. The Series A is currently paying an ‘enhanced dividend’, which is calcul at ed as average one month term Secured Overnight Financing Rate (the "SOFR Rate") plus 2.0%, subject to a 6.5% minimum and 8.5% maximum annual rate. $10.34 per share in cash - on - hand versus BHM share price of $10.32 1 $144M of existing “credit” investments earning 13% interest rate on average 2 • Currently selling scattered homes @ 4% cap rates • Currently reinvesting into BTR/multifamily common equity with 6% + stabilized yields and credit investments yielding 15% + interest rates $494M of investments since November 2023 4 22% net debt to total assets 5 Unique ability to self - source non - traded convertible preferred equity with an attractive coupon & conversion features 6 BHM cash balance in excess of fully diluted market cap Opportunistically investing at cyclical lows 3 Accretive disposition & reinvestment program Strong credit portfolio invested at attractive ROI’s Attractive balance sheet with low leverage Access to accretive growth capital

8 TAILWINDS DRIVING ATTRACTIVE MARKET OPPORTUNITY

9

Undersupply has Left Residential Inventories at an All Time Low

The **national housing shortage** has worsened since the Great Financial Crisis. Overall demographic growth is expected to **generate demand for an additional 15 million housing** units over the **next decade**[1]

U.S. Housing Surplus/Shortage[2]

US is currently underhoused by about 3 million units



Housing Unit Surplus/Deficit (Millions)
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
Surplus
Forecast
Shortage
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
For-Rent Surplus/Shortage
For-Sale Surplus/Shortage
Overall Surplus/Shortage

[1] Source: PGIM Real Estate,2024 Real Estate Outlook.
[2] Source: U.S. Census Bureau; Moody's Analytics; Clarion Partners Investment Research, as of April 2024.
Note: Historical housing shortfall/surplus calculates the difference between the current number of vacant units and the total number of vacant units that would exist under "normal" market conditions, which is based on the long-term housing vacancy rate. The forecast builds on the existing housing shortfall/surplus, comparing forecasted annual household formations to housing unit completions. Forecasts have certain inherent limitations and are based on complex calculations and formulas that contain substantial subjectivity and should not be relied upon as being indicative of future performance. Past performance is not a guarantee of future results.

BHM BLUEROCK Homes Trust™

10 Demand from Millennials is Expected to Reach an All Time High Sources: U.S. Census Bureau; ESRI, John Burns Real Estate Consulting, LLC (Data: 2019, Pub: Jun - 22) Millennials in Prime Household Formation Years are Driving SFR Housing Demand Projected Population Growth (%) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Under 25 25-34 35-44 45-54 55-64 65-74 75+ MILLIONS Single - Family Renter Households by Age Cohort 1.0M 3.7M 3.6M 2.8M 2.1M 1.2M 0.7M There are nearly as many SF renter households over age 55 (4M) as there are under age 35 (4.7M).

11 Affordability Gap Between Mortgage Payments & Average Rent Widest On Record Source: Marcus and Millichap, What the Affordability Gap Means for Investors, May 2024 The median cost to rent vs. own a home is at its widest gap on record , reaching more than $1,300 per month, 4x higher than historical averages 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

12 Population Growth in the Sunbelt Translates to a Housing Need Source: Clarion Partners, April 2024. 1 There are 27 markets with a population over or near 1 million, and the seven largest cities are Los Angeles, Houston, Atlanta , Dallas, Phoenix, San Francisco, and Riverside. 2 Source: Moody’s Analytics, Q1 2024 3 Through 2033 Texas, Florida, and Arizona have been forecasted to grow by 3.5, 2.6 and 1.1 million, respectively. Target Markets 2014 - 2023 2024F - 2033F Sun Belt Non-Sun Belt 7.3% +2% 6.7% 0.3% PEOPLE 14 MM 12 MM 10 MM 8 MM 6 MM 4 MM 2 MM 0 The Sun Belt represents 50% of the nation’s population (335M) and is expected to rise to 55% by 2040 1 Over the past decade, the region accounted for 80% of U.S. population growth (12 out of the total 15MM). 2 Over the next decade, Sun Belt population growth is expected to remain steady growing another 11M (+6.7%), whereas non - Sun Belt states are forecasted to rise by only 475,000 (+0.3%). 3

13 Average earnings per worker (inflation adjusted) Targeting the Knowledge Worker in Demographically Attractive Growth Markets Sources: [Employment Growth] Bureau of Labor Statistics and U.S. Census Bureau; [Avg. Earnings per Worker] The Brookings Inst itu tion – America’s advanced industries: New Trends; SNL Financial. 1 Figures represent projected YoY (%) CAGR in Employment Growth through 2029. Advanced Industries: +68% Non - Advanced Industries: +25% 2029 Employment Growth CAGRs 1 1.2% 0.7% 0.3%

14 EXECUTING ON DIFFERENTIATED GROWTH STRATEGY

15 Invested in “Credit” Throughout Downturn a s a Store of Value Source: Green Street CPPI. Apartments measured from their peaks in March 2022 through 3.31.25. Bluerock credit realized returns from 2023 through 3.31.25. Bluerock Build - to - Rent Returns vs. Green Street Apartment Index 25.0% - 19.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Bluerock Build-to-Rent - Credit Realized Returns Green Street Apartment Index Returns Bluerock’s BTR credit investments have outperformed the apartment index by 44%

16 Opportunistic Recycling of Scattered Home Investments to Maximize ROIC 1 Weighted average stabilized cap rate for Wendell Falls, Pringle Townhomes, and Villas at Huffmeister Active One - Off Dispo Program for Scattered Homes Cap Rates on One - Off Dispositions 4.0% Recycled into Build - to - Rent/Multifamily Investments Stabilized Cap Rate on Pipeline Investments 1 6%+ Scattered home rental portfolio acquired pre - downturn has been a great store of value

17 Mezz / Preferred Portfolio Operating Portfolio • Primarily Class B+ / A assets • Target above trend market NOI growth • Target 70% - 90% of portfolio • Provides stable income stream with lower LTV basis profile • Higher yielding investments • Built - in pipeline • Target 10% - 30% of portfolio Reinvesting into Attractive Residential Common Equity and High Yield Credit Equity Mezz / Preferred

18 $494M Invested in BTR and Multifamily Equity & Credit at Cyclical Lows 1 Assumes fully funded & 65% senior leverage 2023 – 2025 YTD Investment Activity ($’s in M’s) BHM Invest. GAV Units Year Type Property $18 $44 294 2024 Multifamily Houston, TX $20 $57 170 2024 BTR Raleigh, NC (1) $13 $34 200 2024 Multifamily Jacksonville, FL $39 $92 350 2024 Multifamily Charlotte, NC #1 $25 $25 - 2025 Multi & BTR Marble Sunbelt Recap $115 $252 1,014 Subtotal – Common Equity $15 $63 208 2023 Multifamily Chandler, AZ $30 $37 102 2024 BTR Charlotte, NC #2 $5 $30 82 2024 BTR Bluffton, SC $7 $52 170 2024 BTR Brunswick, GA $15 $60 224 2024 BTR Orlando, FL $72 $242 786 Subtotal – “Credit” $187 $494 1,800 Total River Ford | Brunswick, GA Avenue at Timberlin Park | Jacksonville, FL Indigo Cove | Bluffton, SC

19 x 350 - unit mid - rise in infill Charlotte, NC x Impending loan maturity catalyzed need for transaction x Prior Owner Basis - $114M 1 x BHM Basis - $92M 2 x Rents are ~ 30% below market; seller lacked cash to invest in property x Value - add interior renovation with projected 25% + ROI’s Closed Deal – Acquisition of Multifamily Building 20% Below Previous Sale 1 Real Capital Analytics 2 BHM’s 10 - K filing with the SEC on March 20, 2025 Investment Highlights

20 x 208 - unit Class “A” fully amenitized community in downtown Chandler, AZ x 71% LTC detachment point; $19M of common equity behind BHM investment x Invested into deal immediately prior to construction completion to allow sponsor to capitalize into OZ structure x Bespoke structure creates value - add type returns at senior loan levels x Projected 14% IRR and 1.7x MOIC 1 Closed Deal – Opportunistic “Credit” Investment in Multifamily Asset 1 Based on contractual terms of the investment and an estimated hold period of 5 years. There is no guarantee that projected re tu rns will be achieved. Investment Highlights

21 WELL - POSITIONED BALANCE SHEET AND ACCESS TO CAPITAL

22 Low Leverage Balance Sheet with No Near - Term Maturities Note: $’s in M’s. Figures as of 3.31.25. 1 Gross assets calculated as total assets + depreciation and amortization. 2 Preferred stock figures reflect $25 per share liquidation preference times number of preferred stock outstanding. 3 Mortgages payable + revolving credit facilities. 4 Post quarter end, the Company extended DB LOC maturity for 30 months (expires October 2027) and reduced outstanding balance t o $60M. Figures above reflect DB LOC balance of $85M as of 3/31/25. Senior Debt 3 Shareholder Equity NT Preferred Stock Equity $483M $1B+ GROSS ASSET VALUE 1 Series A Non - Traded Preferred Stock 2 $132M Senior Debt 3 $344 M No Near - Term Debt Maturities with $150M+ of Cash on the Balance Sheet 4 $0 $36 $108 $5 $84 $111 2025 2026 2027 2028 2029 Thereafter $0 $100 $200

23 Attractive Non - Traded Convertible Preferred Security Issuance Provides BHM with Unique Access to Accretive Capital for Investment Range Exceeding 10% 1 - Month Term SOFR + 2% (6.5% Floor & 8.5% Cap) Rate 5+ Years 2 Years Non - Call Period Investor Driven Company Driven Conversion Election Typically, Pre - Determined at Discount to NAV vs. Market Floating / At Market Conversion Premium Sample Institutional Convertible Preferred

24 Successful Track Record of Raising & Investing “Non - Traded” Convertible Preferred Equity with Bluerock Residential Growth REIT There is no guarantee that we will achieve these investment objectives, generate Profits or avoid losses. An investment in BH M P referred Stock involves risk. 1 Source: KeyBanc, September 2022. 2 BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media ar ticle reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range pro vid ed by Kroll (Duff & Phelps), independent financial advisor to the Company’s board of directors, in connection with the spinout. 3 12.31.2013 pro forma capitalization as reflected in class A common stock offering prospectus dated March 28, 2014. Past performance is not a guarantee of future results. Listed: Apr 2014 | Sold: Oct 2022 NYSE - AMERICAN (BRG) BRG Capital Stack (IPO vs. BX Sale) in millions Non - Traded Preferred Equity • Accretive cost of capital relative to investment ROIs • Attractive structuring features compared to institutional preferreds • Floating conversion maximizes value capture as forward issuance of common equity Residential Track Record Overview 1 $150 $1,402 $1,060 $1,156 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 BRG @ IPO BRG @ BX Sale DEBT PREFERRED COMMON EQUITY 3 $87 x #1 Total Shareholder Return Among 15 Multifamily REITs for 1, 2, 3 & 4 - year periods 1 x #1 Total Shareholder Return Among All 170 REITs for 1, 2, 3 & 4 - year periods 1 x Highest Ever Sale Premium Achieved in a Public REIT M&A Transaction – 145% premium in cash and value of shares of BHM spinout 2

25 CORPORATE RESPONSIBILITY

26 Bluerock’s Commitment to Corporate Responsibility Environmental Responsibility Social Responsibility Corporate Governance Reduce Energy Consumption, Improve Waste & Water Management • Building New Developments built to reduce energy and water use and waste to landfills • Installing Green Upgrades on Renovations • Recycling Programs, Limiting Use of Plastics and Public Transportation Tax Incentives for Employees Honor and Protect Human Rights and Create a Positive and Diverse Workplace • Human Rights and Sensitivity Training for All Employees at All Levels • Supporting our Communities: Charitable Giving Programs and New Company - Sponsored “Day of Giving” • Listening to Staff with our First Engagement Survey: 87% of Employees ‘Proud to work at Bluerock’ Uphold Our Fiduciary Responsibility to Maintain the Highest Level of Governance • Prioritize Ethical Behavior and a Focus on Creating Shareholder Value • Well - Aligned Management with Substantial Equity Ownership • Board Diversity by Gender and Ethnicity; 80% Director Independence

27 Sponsored By Listed On